Goodwill	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Goodwill [Text Block]
16.	Goodwill

The Company’s goodwill is allocated to a group of cash generating units, the Éléonore NSR royalty and the Canadian Malartic NSR royalty (“CGUs”).

The Company tests whether goodwill has suffered any impairment on an annual basis. The recoverable amount of the CGUs is determined based on fair value less cost of disposal calculations using a discounted cash-flows approach, which require the use of assumptions and unobservable inputs, and therefore is classified as level 3 of the fair value hierarchy. The calculations use cash flow projections expected to be generated by the sale of gold and silver received from the CGUs based on annual gold and silver production over their estimated life from publicly released technical information by the operators to predict future performance.

The following table sets out the key assumptions for the CGUs in addition to annual gold and silver production over the estimated life of the Éléonore and Canadian Malartic mines:

	2017	2016

Long-term gold price (per ounce)	US$1,300	US$1,280
Long-term silver price (per ounce)	US$18	US$17
Post-tax real discount rate	4.2%	5.0%

Management has determined the values assigned to each of the above key assumptions as follows:

Assumption	Approach used to determining values

Long-term gold price	Based on current gold market trends consistent with external sources of information, such as long-term gold price consensus.

Long-term silver price	Based on current silver market trends consistent with external sources of information, such as long-term silver price consensus.

Post-tax real discount rate	Reflects specific risks relating to gold mines operating in Québec, Canada.

The Company’s management has considered and assessed reasonably possible changes for key assumptions and has not identified any instances that could cause the carrying amount of the CGUs to exceed their recoverable amounts.